                                                                    EXHIBIT 99.7

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                           $575,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-BC2

                                   [SURF LOGO]
                          [LITTON LOAN SERVICING, L.P.]
                                    SERVICER

                            [J.P. MORGAN CHASE BANK]
                                     TRUSTEE

                                 [MAY 25, 2004]

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

INTERNAL USE ONLY -- CAN NOT BE SENT OUT -- VERBAL ONLY

DEAL              SURF 04-BC2
ACCOUNT           TCW      Roland Ho 213-244-0071
ML COVERAGE       Tim Wilson
COMPLETED         5/25/04 11:18 AM
COMPLETED BY      Alan
COMMENTS:
BOND              BBB/BBB-

                       SCENARIO                                 1                       2                           3
                         RATES                               Forward                Forward                      Forward
                         SPEED              %PRICING           100%                  100%                        100%
                   DEFAULT SEVERITY                             35%                  45%                          55%
                  DEFAULT P&I ADVANCE                          100%                  100%                        100%
                 DEFAULT RECOVERY LAG        MONTHS             0                     0                            0
                         TRIGGERS                              Fail                   Fail                       Fail
                     CLEANUP CALL           CAPPED AT       To Maturity            To Maturity                  To Maturity
                    DEFAULT BALANCE         PREPAY         Current Balance         Current Balance             Current Balance
                    CPR = CDR + CRR
                       CPR = CRR           PSA STANDARD      CPR = CRR              CPR = CRR                 CPR = CRR
                   INITIAL
                    BOND        SUB-
CLASS    RATINGS    SIZE      ORDINATION
A        AAA        82.05         19.20         CDR
                                             CummLosses

M1       AA         6.70          12.50         CDR
                                            CummLosses

M2       A          5.55           6.95         CDR
                                             CummLosses

M3       A-         1.70           5.25         CDR
                                             CummLosses

B1     BBB          2.75           2.50         CDR           9.17 CDR                 7.11 CDR                           5.79 CDR
                                             CummLosses    46,439,956.74 (8.08%)   48,260,415.28 (8.39%)     49,383,839.12 (8.59%)
B2     BBB-         1.25           1.25         CDR            7.67 CDR                6.02 CDR                           4.96 CDR
                                             CummLosses    40,029,413.63 (6.96%)   41,804,992.60 (7.27%)     43,067,969.44 (7.49%)
                      -            1.25         CDR
                                             CummLosses

                      -            1.25         CDR
                                             CummLosses

                      -            1.25         CDR
                                             CummLosses

INITIAL AND TARGET OC -            1.25

                       SCENARIO
                         RATES                                   4                          5                          6
                         SPEED                                Forward                 Forward+200                 Forward
                   DEFAULT SEVERITY         %pricing           100%                       100%                       100%
                  DEFAULT P&I ADVANCE                          60%                         60%                       60%
                 DEFAULT RECOVERY LAG                          100%                       100%                       100%
                         TRIGGERS            Months             0                           0                         6
                     CLEANUP CALL           Capped at          Fail                       Fail                       Fail
                    DEFAULT BALANCE         prepay           To Maturity                 To Maturity               To Maturity
                    CPR = CDR + CRR                         Current Balance           Current Balance           Current Balance
                       CPR = CRR           PSA standard       CPR = CRR                  CPR = CRR                 CPR = CRR
                   INITIAL
                    BOND        SUB-
CLASS    RATINGS    SIZE      ORDINATION
A        AAA        82.05         19.20        CDR
                                             CummLosses

M1       AA         6.70         12.50C       DR
                                            CummLosses

M2       A          5.55          6.95C        DR
                                             CummLosses

M3       A-         1.70           5.25         CDR
                                             CummLosses

B1      BBB         2.75           2.50         CDR                5.31 CDR                2.57 CDR                  4.47 CDR
                                             CummLosses     9,918,496.08 (8.68%)   25,688,075.98 (4.47%)      42,795,080.61 (7.44%)
B2      BBB-        1.25           1.25         CDR                4.55 CDR                 1.82 CDR                  3.87 CDR
                                             CummLosses    43,487,883.72 (7.56%)   18,513,257.91 (3.22%)      37,547,388.66 (6.53%)
                      -            1.25          CDR
                                             CummLosses

                      -            1.25          CDR
                                             CummLosses

                      -            1.25          CDR
                                             CummLosses

INITIAL AND TARGET OC -            1.25

                         SCENARIO                                   7
                          RATES                              Forward+200
                          SPEED              %pricing           100%
                  DEFAULT SEVERITY                              60%
                  DEFAULT P&I ADVANCE                           100%
                  DEFAULT RECOVERY LAG       Months              6
                     TRIGGERS                                   Fail
                    CLEANUP CALL           Capped at          To Maturity
                    DEFAULT BALANCE         prepay           Current Balance
                     CPR = CDR + CRR
                    CPR = CRR               PSA standard      CPR = CRR
                    INITIAL
                    BOND      SUB-
CLASS    RATINGS    SIZE      ORDINATION
A        AAA        82.05         19.20        CDR
                                             CummLosses

M1       AA         6.70         12.50         CDR
                                            CummLosses

M2       A          5.55          6.95          CDR
                                             CummLosses

M3                  A-1.70         5.25         CDR
                                             CummLosses

B1     BBB          2.75           2.50         CDR                   2.15 CDR
                                             CummLosses    21,698,721.42 (3.77%)
B2     BBB-         1.25           1.25          CDR                   1.51 CDR
                                             CummLosses     15,471,369.70 (2.69%)
                      -            1.25          CDR
                                             CummLosses

                      -            1.25          CDR
                                             CummLosses

                      -            1.25          CDR
                                             CummLosses

INITIAL AND TARGET OC -            1.25